INFORMATION STATEMENT PURSUANT TO
              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:
[X]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14c-5(d)(2)
[ ]  Definitive Information Statement



                              HADRO RESOURCES, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

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                              HADRO RESOURCES, INC.
                          435 Martin Street, Suite 2000
                            Blaine, Washington 98230

                              INFORMATION STATEMENT
                                      Dated
                                   May 8, 2002


                                     GENERAL

     This Information Statement is being circulated to the shareholders of Hadro Resources, Inc., a Nevada corporation (the "Company") in connection with the taking of corporate action without a meeting upon the written consent of the holders of a majority of the outstanding shares of the Company's $0.001 par value common stock (the "Common Stock").

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     As more completely described below, the matters upon which action is proposed to be taken are: (i) to approve a Non-Qualified Stock Option Plan for non-employee directors, officers and consultants of the Company; (ii) the election of one director to serve as a director of the Company until the next annual meeting of the Company's shareholders or until his successor has been elected and qualified, and (iii) the ratification of the selection of auditors for the fiscal year ending December 31, 2002.

     The date, time and place at which action is to be taken by written consent on the matters to be acted upon, and at which consents are to be submitted, is June 14, 2002, at 10:00 a.m. (Pacific Time) at 435 Martin Street, Suite 2000, Blaine, Washington 98230.

     This information statement is being first sent or given to security holders on approximately May 24, 2002.


                       VOTING SECURITIES AND VOTE REQUIRED

     On December 19, 2001, the Board of Directors authorized and approved, subject to shareholder approval, certain corporate actions, which the Board of Directors deemed to be in the best interests of the Company and its shareholders. The Board of Directors further authorized the preparation and circulation of this information statement and a shareholder's consent to the holders of a majority of the outstanding shares of the Company's Common Stock.

     There are currently 16,353,973 shares of the Company's Common Stock outstanding, and each share of Common Stock is entitled to one vote. The consent of shareholders holding at least 8,176,987 of the Common Stock is necessary to approve the matters being considered. Except for the Common Stock there is no other class of voting securities outstanding at this date. The record date for determining shareholders entitled to vote or give consent is May 1, 2002.

     The matters upon which action is proposed to be taken are: (i) the adoption of a Non-Qualified Stock Option Plan for non-employee directors, officers and consultants of the Company; (ii) the election of the following person to serve as a director of the Company until the next annual meeting of the Company's shareholders or until his successor has been elected and qualified: Grant Atkins; and (iii) the ratification of the selection of LaBonte & Co. as the Company's independent public accountants for the fiscal year ending December 31, 2002.

     The cost of this Information Statement, consisting of printing, handling, and mailing of the Information Statement and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding the Information Statement to the beneficial owners of the shares of Common Stock, will be paid by the Company.


                    DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS
                               AND CONTROL PERSONS

         As of the date of this Information Statement, the directors and executive officers of the Company are as follows:

Name                       Age              Position with the Company
-------------------        ---              -------------------------------

Grant Atkins               41               Director and President/Secretary
                                            and Treasurer

     For further information concerning the Officers, Directors, and Nominees to the Board of Directors, please see "Election of Directors."

Audit Committee

     As of the date of this Information Statement, the Company has not appointed members to an audit committee and, therefore, the role of an audit committee has been conducted by the Board of Directors of the Company. When established, the audit committee's primary function will be to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The audit committee's primary duties and responsibilities will be to: (i) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (ii) review and appraise the audit efforts of the Company's independent accountants; (iii) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (iv) oversee management's establishment and enforcement of financial policies and business practices; and (v) provide an open avenue of communication among the independent accountants, management and the Board of Directors.

     The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal independent accountant's independence, and concluded that the auditor for the previous fiscal year was independent.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth information as of the Record Date concerning: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers, directors and key employees; and (iii) all executive officers and directors as a group. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within 60 days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares shown.

                                             SHARES BENEFICIALLY OWNED
NAME                              POSITION     AMOUNT AND NATURE OF   PERCENT OF
                                               BENEFICIAL OWNERSHIP   OWNERSHIP
--------------------------------------------------------------------------------

                                                            (1)
U. S. Oil  & Gas Resources Inc.  Shareholder        2,000,000           12.23%
1055 Dunsmuir Street
Vancouver, British Columbia
Canada V7X 1G4
                                                            (1)
Alexander W. Cox                 Shareholder        2,177,300           13.31%
428-755 Burrard Street
Vancouver, British Columbia
Canada V6Z 1X6
                                                            (1)
Tri Star Financial Corp.         Shareholder        5,250,000           32.10%
435 Martin Street
Suite 2000
Blaine, Washington 98320
                                                            (1)
Investor Communications, Inc.    Shareholder        1,000,000            6.11%
435 Martin Street
Suite 2000
Blaine, Washington 98230
                                                            (1)
All officers and directors                            250,000            1.53%
as a group as of May 8, 2002
(1 person)
--------------------------------------------------------------------------------
   (1)
     These are restricted shares of Common Stock.


                             EXECUTIVE COMPENSATION

     As of the date of this Information Statement, none of the officers or directors of the Company are compensated for their roles as directors or executive officers as the Company is only in the exploration stage and has not yet fully commenced business operations. Officers and directors of the Company, however, are reimbursed for any out-of-pocket expenses incurred by them on behalf of the Company. None of the Company's directors or officers are party to employment agreements with the Company. The Company presently has no pension, health, annuity, insurance, stock options, profit sharing or similar benefit plans.

     Grant Atkins, the President and a director of the Company, derives remuneration from the Company indirectly through Investor Communications International, Inc. ("ICI"), which provides a wide range of management, financial, consulting and administrative services to the Company on a month-to-month basis as needed. As of fiscal year ended December 31, 2001, an aggregate of $423,383 was incurred by the Company due and owing ICI for services rendered and advances made by ICI to the Company. During fiscal year ended December 31, 2001, the Company paid $12,500.00 to ICI towards the aggregate amount of $423,383 due and owing ICI. During fiscal year ended December 31, 2001, the Company settled a portion of the debt in the amount of $320,000.00 by issuance of 1,000,000 shares of its restricted Common Stock at $0.32 per share. As of fiscal year ended December 31, 2001, Grant Atkins received approximately $18,500.


                              CERTAIN TRANSACTIONS

     As of the date of this Information Statement, the Company has not entered into any contractual arrangements with related parties. There is not any currently proposed transaction, or series of the same to which the Company is a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, five percent shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

     The officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations in which they may have an interest, hold an office or serve on the boards of directors. The directors of the Company may have other business interests to which they may devote a major or significant portion of their time. Certain conflicts of interest, therefore, may arise between the Company and its directors. Such conflicts can be resolved through the exercise by the directors of judgment consistent with their fiduciary duties to the Company. The officers and directors of the Company intend to resolve such conflicts in the best interests of the Company. The officers and directors will devote their time to the affairs of the Company as necessary.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's directors and officers, and the persons who beneficially own more than ten percent of the common stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by the Company and on the representations of the reporting persons, the Company believes that these persons have complied with all applicable filing requirements during the fiscal year ended December 31, 2001 and during the three-month period ended March 31, 2002.


                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                            MATTERS TO BE ACTED UPON

     As of the date of this Information Statement, there no are persons identified by management of the Company who have an interest in the matters to be acted upon nor who are in opposition to the matters to be acted upon.

     As of the date of this Information Statement, there are no persons who have been a director or officer of the Company since the beginning of the last fiscal year, or are currently a director or officer of the Company, that oppose any action to be taken by the Company.


                  APPROVAL OF A NON-QUALIFIED STOCK OPTION PLAN
              FOR NON-EMPLOYEE DIRECTORS, OFFICERS AND CONSULTANTS
                                 OF THE COMPANY

     On December 19, 2001, the Board of Directors of the Company unanimously approved and adopted a non-qualified stock option plan (the "Stock Option Plan"), which provides for the grant of options to purchase an aggregate of 1,600,000 shares of Common Stock at an option price that may be great than, less than or equal to the market value of the Common Stock at the date of grant in the discretion of the Board of Directors. The purpose of the Stock Option Plan is to make options available to directors, management and significant contractors of the Company in order to encourage them to secure an increase on reasonable terms of their stock ownership in the Company and to remain in the employ of the Company, and to provide them compensation for past services rendered.

     The Stock Option Plan is to be administered by the Board of Directors of the Company, or a Compensation Committee, which determines the persons to be granted options under the Stock Option Plan, the number of shares subject to each option, the exercise price of each option and the option period, and the expiration date, if any, of such options. The exercise of an option may be less than fair market value of the underlying shares of Common Stock. No options granted under the Stock Option Plan will be transfereable by the optionee other than by will or the laws of descent and distribution and each option will be exercisable, during the lifetime of the optionee, only by such optionee.

     The exercise price of an option granted pursuant to the Stock Option Plan may be paid in cash, by the surrender of options, in Common Stock, in other property, including the optionee's promissory note, or by a combination of the above.

     As of the date of this Information Statement, no options have been granted. Upon approval by the shareholders of the Stock Option Plan, the Board of Directors will be authorized, without further shareholder approval, to grant such options from time to time up to an aggregate of 1,600,000 shares of Common Stock. The Board of Directors may thus in general determine the number of shares subject to such option, the exercise price of such option, the option period, and the expiration date of such options, if any.

Board Approval

     The Board of Directors has indicated that they will vote the shares of Common Stock, which they hold in favor of or consent to the adoption of the Non-Qualified Stock Option Plan, which is attached hereto as Exhibit A.


                           ELECTION OF ONE (1) PERSON
                      TO SERVE AS DIRECTORS OF THE COMPANY

     The Company's directors are elected annually to serve until the next annual meeting of shareholders or until their successors shall have been elected and qualified. The Company's bylaws provide that the number of directors shall be fixed by resolution by the Board of Directors, but shall not be less than one. The number of directors presently authorized by resolution of the Board of Directors shall be one (1). The nominee has advised the Company of his availability and willingness to continue to serve as a director of the Company.

Information Concerning Nominee

     GRANT ATKINS has been a Director and the President of the Company since September 15, 2000 and the Secretary and Treasurer of the Company since December 14, 2000. For the past five years, Mr. Atkins has been self-employed and has acted as a financial and project coordination consultant to clients in government and private industry. He has extensive multi-industry experience in the fields of finance, administration and business development. During 1998 and 1999, Mr. Atkins was a consultant through the private management consulting companies of Tristar Financial Services, Inc. and Investor Communications International, Inc. Mr. Atkins is also a member of the board of directors of Intergold Corporation, a publicly traded corporation formerly engaged in the exploration of gold and silver, a member of the board of directors and the president of Vega-Atlantic Corporation, a publicly traded corporation engaged in the worldwide exploration of oil and gas and gold and other precious metals, and a member of the board of directors and the president of Eduverse.com, a publicly traded corporation.

     As of the date of this Information Statement, no director or executive officer of the Company is or has been involved in any legal proceeding concerning (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses) within the past five years; (iii) being subject to any order, judgment or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

Board Approval

     The Board of Directors has nominated this director and the existing officer and director has indicated that he will vote the shares of Common Stock, which he holds in favor of or consent to the election of this person to the Company's Board of Directors.


                          RATIFICATION OF SELECTION OF
                          LABONTE & CO. AS INDEPENDENT
                       PUBLIC ACCOUNTANTS OF THE COMPANY

         On March 8, 2001, Andersen Andersen & Strong L.C. ("AAS"), the principal independent accountant of the Company resigned as the principal independent accountant. ASS' resignation resulted from a mutual business decision made by the respective management of AAS and the Company that it would be in the best interests of the Company to engage the services of an independent accountant, which has a current relationship with other companies associated with the Company's management. During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of AAS, there were no disagreements with AAS which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AAS, would have caused AAS to make reference to the subject matter of the disagreements in connection with its reports. AAS, as the Company's principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company's financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles. The principal independent accountant did modify its opinion due to going concern uncertainties.

     On March 8, 2001, the board of directors of the Company approved and authorized the engagement of LaBonte & Co., Chartered Accountants, #1205 - 1095 West Pender Street, Vancouver, British Columbia V6E 2M6 as the principal independent accountant for the Company.

Board Approval

     The Board of Directors has indicated that they will vote the shares of Common Stock which they hold in favor of or consent to the selection of LaBonte & Co. as the Company's independent accountants for the fiscal year ending December 31, 2002.


                          PROPOSALS BY SECURITY HOLDERS

     The Board of Directors does not know of any matters that are to be presented to the shareholders for their approval and consent pursuant to the Written Consent of Shareholders other than those referred to in this Information Statement. If any shareholder of the Company entitled to vote by written authorization or consent has submitted to the Company a reasonable time before the Information Statement is to be transmitted to shareholders a proposal, other than elections to offices, such proposal must be received at the Company's offices, 435 Martin Street, Suite 2000, Blaine, Washington 98230, Attention:
President, not later than June 12, 2002.


                    DELIVERY OF DOCUMENTS TO SECURITY HOLDERS
                               SHARING AN ADDRESS

     One Information Statement will be delivered to multiple shareholders sharing an address unless the Company receives contrary instructions from one or more of the shareholders. Upon receipt of such notice, the Company will undertake to deliver promptly a separate copy of the Information Statement to the shareholder at a shared address to which a single copy of the documents was delivered and provide instructions as to how the shareholder can notify the Company that the shareholder wishes to receive a separate copy of an annual report of Information Statement. In the event a shareholder desires to provide such notice to the Company, such notice may be given verbally by telephoning the Company's offices at (360.332.1164) or by mail to 435 Martin Street, Suite 2000, Blaine, Washington 98230.

                                            By Order of the Board of Directors


                                            Grant Atkins, President

                                    EXHIBIT A
                         NON-QUALIFIED STOCK OPTION PLAN


                              HADRO RESOURCES, INC.

                         NON-QUALIFIED STOCK OPTION PLAN


     1. Purpose. The purpose of the Hadro Resources, Inc. Non-Qualified Stock Option Plan (the "Plan") is to promote the growth and general prosperity of Hadro Resources, Inc. (herein called the "Company") and its subsidiaries, if any, by permitting the Company to grant options to purchase shares of its Common Stock ("Options"), to attract and retain the best available personnel for positions of substantial responsibility and to provide certain key employees, independent contractors, technical advisors and directors of the Company with an additional incentive to contribute to the success of the Company.

     2. Administration and Operation of the Plan. The Plan shall be administered by the Board of Directors or the Compensation Committee of the Board or any committee of the Board performing similar functions, as appointed from time to time by the Board (the "Committee"). The Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). The Plan is intended to qualify and operate pursuant to the provisions of Rule 16b-3 as in effect at this time or in compliance with any amendments adopted to that Rule in the future or in compliance with any successor rule adopted by the Commission.

        The Committee shall administer the Plan, and shall have discretionary authority to (a) determine the persons to whom Options shall be granted, (b) determine the quantity of shares to be included in each Option, (c) interpret the Plan, and (d) promulgate such rules and regulations under the Plan as they may deem necessary and proper. Decisions made by the Committee within their discretionary authority shall be final and conclusive as to all parties and shall not be subject to review.

     3. Eligibility. Upon the terms and conditions hereafter set forth, the Committee may grant on behalf of the Company, options (the "Options" or, individually, an "Option") to purchase shares of the Company's common stock to any key employee, independent contractor, technical advisor or director of the Company or any of its subsidiaries hereinafter organized or acquired. The Options shall be substantially in form and substance as set forth in Exhibit A.

     4. Stock to be Optioned. Subject to the provisions of Section 10, the maximum number of shares which may be optioned and sold under the Plan is One Million Six Hundred Thousand (1,600,000) shares of $0.001 par value authorized, but unissued, or reacquired Common Stock of the Company.

     5. Term. The Plan shall become effective upon its adoption by the Company's Board of Directors and by a majority of the outstanding security holders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 9.

     6. Option Price. The option price for the Common Stock to be issued under the Plan may be greater than, less than or equal to the market value of the stock at the date of grant in the discretion of the Committee.

     7. Exercise of Option.

        (a) The number of shares optioned to an employee or director shall be exercisable in whole or in part at any time during the term of the Option. An Option may not be exercised for fractional shares of the stock of the Company.

        In the event the Company or the Shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, reorganization, liquidation or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option, notwithstanding the preceding provisions of this Section 7(a), during the period commencing as of the date of such agreement and ending when the disposition of assets or stock contemplated by the agreement is consummated or the agreement is terminated. The Company shall seek to notify Optionees in writing of any event which may constitute such sale, reorganization, liquidation or otherwise.

        (b) An Option may only be exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the Option and full payment for the shares with respect to which the Option is exercised has been received by the Company. The notice shall state the number of shares with respect to which the Option is being exercised, shall contain a representation and agreement by the Optionee substantially in the form and substance as set forth in the investment letter attached hereto as Exhibit B, and shall be signed by the Optionee. The Option Price shall be paid in cash, cash equivalents or secured notes acceptable to the Committee, by arrangement with a broker which is acceptable to the Committee where payment of the Option Price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds form the sale of the option shares to the Company by the surrender of shares of common stock owned by the Optionee exercising the Option and having a fair market value on the date of exercise equal to the option price, or by the surrender of options to purchase common stock having a fair market value on the date of exercise equal to the option price or in any combination of the foregoing. Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a Shareholder shall exist with respect to the optioned shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued except as provided in
      Section 10.

        (c) An Option may be exercised by the Optionee only while he is, and has continually been since the date of the grant of the Option, an employee, independent contractor, technical advisor or director of the Company, its subsidiaries, its parent or its successor companies, except that to the extent that installments have accrued and remain unexercised on the date of the Optionee's death, such Option of the deceased Optionee may be exercised within one year after the death of such Optionee, but in no event later than five years after the date of grant of such Option, by (and only by) the person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

        (d) An Option may be exercised in accordance with this Section 7 as to all or any portion of the shares subject to the Option from time to time, but shall not be exercisable with respect to fractions of a share.

     8. Options not Transferable. Options under this Plan may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent or distribution, and may be exercised during the lifetime of an Optionee only by such Optionee. Further, no Option shall be pledged or otherwise encumbered or subject to execution, attachment or similar legal process. Any attempted assignment, transfer, pledge, hypothecation or similar disposition of the Option, contrary to the provisions of this Agreement, or the levy of any execution, attachment or similar process upon the Option, shall void the Option. Notwithstanding the above, any "derivative security," as such term is defined under Rule 16b-3, issued under the Plan shall be transferable by the Optionee only to the extent such transfer is not or would not be prohibited by Rule 16b-3. In addition, the shares of Common Stock acquired upon exercise of Options granted pursuant to this Plan shall not be transferable by the Optionee until six months after the date of grant, unless the Committee consents to such transfer.

     9. Amendment or Termination of the Plan.

          (a) The Committee, with approval by a majority of the outstanding security holders and by each Optionee affected by such change, may amend the Plan from time to time in such respects as the Committee and the Company's security holders may deem advisable.

          (b) The Committee may at any time terminate the Plan. Any such termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated.

     10. Adjustments Upon Changes In Capitalization. If all or any portion of an Option is exercised subsequent to any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, as a result of which shares of any class shall be issued in respect of outstanding shares of Common Stock or shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes, the person or persons so exercising such an Option shall receive, for the aggregate price payable upon such exercise of the Option, the aggregate number and class of shares which, if shares of Common Stock (as authorized at the date of the granting of such Option) had been purchased at the date of granting of the Option for the same aggregate price (on the basis of the price per share provided in the Option) and had not been disposed of, such person or persons would be holding at the time of such exercise, as a result of such purchase and any such stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation; provided, however, that no fractional share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued. In the event of any such change in the outstanding Common Stock of the Company, the aggregate number of and class of shares remaining available under the Plan shall be that number and class which a person, to whom an Option had been granted for all of the available shares under the Plan on the date preceding such change, would be entitled to receive as provided in the first sentence of this Section 10.

     11. Optionee as Shareholder. An Optionee shall have no rights as a shareholder of the Company with respect to the shares of the Company' Common Stock covered by such Option until the date of the issuance of stock certificate(s) to him. No adjustment will be made for dividends or other rights with respect to which the record date is prior to the date of such stock certificate or certificates.

     12. Employment of Optionee. The existence of this Plan shall not impose or be construed as imposing upon the Company, or any parent or subsidiary of the Company, any obligation to employ or contract for services with the Optionee for any period of time, and shall not supersede or in any way increase the obligations of the Company, or any parent or subsidiary of the Company, under any employment or other contract now or hereafter existing with any Optionee.

     13. Agreement and Representations of Optionee. As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any government agency.

     14. Securities to be Unregistered. The Company shall be under no obligation to register or assist the Optionee in registering either the Options or the Common Stock covered by an Option under the federal securities law or any state securities law, and both the Options and all Common Stock issuable thereunder shall be "restricted securities" as defined in Rule 144 of the General Rules and Regulations of the Securities Act of 1933 (the "Act"), and may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company. Accordingly, all certificates evidencing shares covered by the Option, and any securities issued and replaced or exchanged therefor, shall bear a restrictive legend to this effect.

     15. Reservation of Shares of Common Stock. The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction, any requisite authority in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder, shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such requisite authority shall not have been obtained.

     16. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Colorado.

     17. Definitions. As used herein, the following definitions shall apply:

          (a) "Common Stock" shall mean Common Stock, $0.001 par value of the Company.

          (b) "Continuous Employment" shall mean employment without interruption, by any one or more of the Company, its subsidiaries and its successor companies. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or among the Company, its subsidiaries or its successor companies.

          (c) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Option" shall mean a stock option granted pursuant to the Plan.

          (e) "Plan" shall mean the Nonstatutory Stock Option Plan of the
     Company.

          (f) "Shareholders" shall mean the holders of outstanding shares of the Company's Common Stock.

          (h) "Subsidiary" shall mean a "subsidiary corporation" as defined in
     Section 425(f) and (g) of the Internal Revenue Code.

          (i) "Successor Company" means any company which acquires all or substantially all of the stock or assets of the Company.

     IN WITNESS WHEREOF, the Board of Directors has adopted this Plan this 19th day of December, 2001.


                                            HADRO RESOURCES, INC.
                                            (The "Company")



                                            By:
                                               --------------------------------
                                                    Grant Atkins, President


     The Shareholders approved this Plan on June 14, 2002.

                                    EXHIBIT A
                                       TO
                              HADRO RESOURCES, INC.
                         NON-QUALIFIED STOCK OPTION PLAN

                             STOCK OPTION GRANT FORM

     Hadro Resources, Inc. (the "Company") hereby grants to _________________ the right and option to purchase ____________ shares of the Common Stock, $0.001 par value, of the Company at the exercise price of $______________ per share. This Option is granted as of the date set forth below and shall expire _______ years from such date. This Option is subject to all the terms and conditions of the Company Non-Qualified Stock Option Plan, which are incorporated herein by this reference, and may not be assigned or transferred except as provided therein. Further, the recipient of this Option hereby acknowledges that if the shares of Common Stock acquired upon exercise of this Option are not held for at least six months from the date of grant, the grant of the Option will be deemed a purchase that may be matched against any sales of Company securities occurring within six months of the grant and may create liability for the recipient pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended.

         Dated:______________________, 200_.


                                            HADRO RESOURCES, INC.
                                            (the "Company")


                                            By:________________________________
                                                        President

         The option represented by this certificate and the shares of common stock underlying this option have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. Neither the option nor the shares underlying the option may be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

                                    EXHIBIT B
                                       TO
                              HADRO RESOURCES, INC.
                         NON-QUALIFIED STOCK OPTION PLAN

                              OPTION EXERCISE FORM

Hadro Resources, Inc.

Gentlemen:

     I hereby elect to exercise Options to purchase __________ shares of Hadro Resources, Inc. (the "Company") Common Stock, $0.001 par value (the "Securities"), pursuant to the Company's Non-Qualified Stock Option Plan, dated January 31, 2002, and as subsequently amended.

     I acknowledge to the Company that (1) the Securities to be issued to me are being acquired for investment and not with a view to the distribution thereof,
(2) I will not offer, sell, transfer or otherwise dispose of the Securities except in a transaction which does not violate the Securities Act of 1933, as amended (the "Act"), and (3) the Securities are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations under the Act.

     I acknowledge and understand that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I also understand that the Company is the only person which may register its securities under the Act. Furthermore, the Company has not made any representations, warranties or covenants to me regarding the registration of the Securities or compliance with Regulation A or some other exemption under the Act.

     I further acknowledge that I am fully aware of the applicable limitations on the resale of the Securities. Rule 144 permits sales of "restricted securities" upon compliance with certain requirements. If Rule 144 is available for the resale of the securities, I may resell the Securities only in accordance with its limitations.

     I further acknowledge that I understand that the Company is subject to the so called "short swing" profit provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and that if this exercise is found to be in violation of those provisions, I will be obligated to make payment to the Company of any profits which I derive as a result of the matching of sales and purchases within the statutory period. I also understand that if the shares of Common Stock to be acquired upon exercise of this Option have not been held for at least six months from the date of grant, the grant of the Option will be deemed a purchase that may be matched against any sales of Company securities occurring within six months of the grant and may create liability for me pursuant to Section 16(b) of the 1934 Act.

     Any and all certificates representing the Securities, and any securities issued in replacement or exchange therefor, shall bear substantially the following legend, which I have read and understood.

                  The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act")) and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

     I agree that the Company shall have the right to issue stop transfer instructions to its transfer agent to bar the transfer except in accordance with the Act. I acknowledge that the Company has informed me of its intention to issue such instructions.

     I further agree that the Company shall have the right to take such action as it deems necessary to make appropriate federal and state withholding payments on my behalf.

     Dated: ______________________, 200_.

                                            Very truly yours,


                                            ---------------------------------
                                            Optionee

                                            ---------------------------------
                                            (Please print or type name)



                                    EXHIBIT B
                         WRITTEN CONSENT OF SHAREHOLDERS

     Pursuant to Section 78.320 of the Nevada Revised Statutes, as amended, which provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by the shareholders holding at least a majority of the voting power. The undersigned, being ten (10) or less of the shareholders holding at least a majority of the voting power of Hadro Resources, Inc., a Nevada corporation (the "Corporation"), do hereby take, consent, affirm and approve the following actions.

     WHEREAS the board of directors of the Corporation at a special meeting held on December 19, 2001 (the "Special Meeting") authorized and approved, subject to shareholder approval, certain corporate actions, which the board of directors deemed to be in the best interests of the Corporation and its shareholders;

     WHEREAS the board of directors of the Corporation at the Special Meeting further authorized and directed the submission to a limited number of shareholders of the Corporation holding at least a majority of the voting power the certain corporate actions to be approved and authorized by such shareholders of the Corporation;

     WHEREAS Section 78.320 of the Nevada Revised Statutes, as amended, provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by the shareholders holding at least a majority of the voting power;

     WHEREAS the shareholders who have signed this Written Consent of Shareholders dated to be effective as of June 14, 2002 are shareholders of record as of May 3, 2002, and hold shares in excess of a majority of the Corporation's issued and outstanding shares of Common Stock.

     WHEREAS such shareholders have been fully apprised and informed of the nature of the certain corporate actions and have concluded that approval and authorization of such corporate actions would be beneficial to the Corporation and in the best interests of its shareholders; therefore, be it


                                        I

     RESOLVED that the Non-Qualified Stock Option Plan be and hereby is adopted in its entirety.

                                       II

     RESOLVED that the following individual be and hereby is elected and approved to serve as a director of the Corporation until the next annual meeting of shareholders or until his successor shall have been duly elected and qualified:

              Grant Atkins.

                                       III

     RESOLVED that the selection of LaBonte & Co. as the Corporation's independent public accountants for fiscal year ended December 31, 2002 be and hereby is ratified.

     EXECUTED to be effective as of the 14th day of June, 2002.


                                            SHAREHOLDERS:

Date: June __, 2002
                                            -------------------------------
                                            Print Name

                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            -------------------------------
                                            Address

                                            --------------------------------
                                            Number of Shares Held of Record


Date: June __, 2002
                                            --------------------------------
                                            Print Name

                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            -------------------------------
                                            Address

                                            --------------------------------
                                            Number of Shares Held of Record

Date: June __, 2002
                                           ---------------------------------
                                           Print Name

                                           -------------------------------
                                           Signature (Title if Appropriate)

                                           -------------------------------
                                           Address

                                           --------------------------------
                                           Number of Shares Held of Record


Date: June __, 2002
                                            -------------------------------
                                            Print Name

                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            -------------------------------
                                            Address

                                            --------------------------------
                                            Number of Shares Held of Record


Date: June __, 2002
                                            --------------------------------
                                            Print Name

                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            -------------------------------
                                            Address

                                            --------------------------------
                                            Number of Shares Held of Record


Date: June __, 2002
                                            --------------------------------
                                            Print Name

                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            -------------------------------
                                            Address

                                            --------------------------------
                                            Number of Shares Held of Record


Date: June __, 2002
                                            --------------------------------
                                            Print Name

                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            -------------------------------
                                            Address

                                            --------------------------------
                                            Number of Shares Held of Record